Exhibit 10.15

SECOND AMENDMENT TO

AGREEMENT OF SALE AND PURCHASE AND JOINT ESCROW INSTRUCTIONS

THIS SECOND AMENDMENT TO AGREEMENT OF SALE AND PURCHASE AND JOINT ESCROW INSTRUCTIONS (this “Second Amendment”) is made effective the 13th day of July, 2009, by and between BEHRINGER HARVARD MULTIFAMILY OP I LP,  a Delaware limited partnership (“Buyer”), and WATERFORD PLACE APARTMENTS, LLC, a California limited liability company (“Seller”).

R E C I T A L S:

WHEREAS, Seller and Buyer entered into that Agreement of Sale and Purchase And Joint Escrow Instructions dated May 29, 2009 and revived and amended by that certain Revivor and First Amendment to Agreement of Sale and Purchase And Joint Escrow Instructions with dated July 2, 2009 (collectively, “the Purchase Agreement”) whereby Seller agreed to sell to Buyer and Buyer agreed to purchase from Seller the Property, as defined therein.  Unless otherwise expressly defined herein, all initially-capitalized terms used herein shall have the meanings ascribed to them in the Purchase Agreement.

WHEREAS, Buyer and Seller now desire to amend certain terms and conditions as herein provided.

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

1.             Recitals.  The foregoing recitals are true and are incorporated herein by this reference as though set forth in full.

2.             Amendment to Section 10.23; Mixed Use Project.  The third and fourth sentences of Section 10.23 of the Purchase Agreement are hereby deleted and replaced, in their entirety, with the following:  “The parties hereto hereby intend to negotiate in good faith on the terms and conditions of the Declaration Amendment, and if agreed upon on or before July 17, 2009, such Declaration Amendment shall be attached hereto pursuant to an amendment to this Agreement and shall be executed at Closing by the parties and recorded.  In the event that the parties have not agreed upon the Declaration Amendment by 5:00 p.m. Pacific Time on July 17, 2009, then either party by notice to the other shall have the right to terminate this Agreement in which event the Deposit shall be returned to Buyer and the parties shall have no further obligation to one another except as set forth herein.”

3.             Conflict.  This Second Amendment is and shall be construed as a part of the Purchase Agreement.  In case of any inconsistency between this Second Amendment and the Purchase Agreement, the provisions containing such inconsistency shall first be reconciled with one another to the maximum extent possible, and then to the extent of any remaining inconsistency, the terms of this Second Amendment shall be controlling.

4.             Force and Effect.  Except as set forth in this Second Amendment, the terms and conditions of the Purchase Agreement shall remain unchanged and in full force and effect.

5.             Counterparts; Authority; Electronic Signatures.  The parties agree that this Second Amendment may be executed in multiple counterparts which, when signed by all parties, shall constitute a binding agreement.  The parties further represent and warrant that the each natural person who is executing this Second Amendment its behalf has the full power and authority to execute this Second Amendment and to bind it to the terms hereof.  Signatures to this Second Amendment transmitted by telecopy or electronic mail shall be valid and effective to bind the party so signing.  Each party agrees to promptly deliver an execution original of this Second Amendment with its actual signature to the other party, but a failure to do so shall not affect the enforceability of this Second Amendment, it being expressly agreed that each party to this Second Amendment shall be bound by its own telecopied or electronically mailed signature and shall accept the telecopied or electronically mailed signature of the other party to this Second Amendment.

[Signatures on Following Page]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment as of the date and year first set forth above.

SELLER:	WATERFORD PLACE APARTMENTS LLC, a California limited liability company

	By:	Shea Properties Management Company, Inc., a Delaware corporation
	Its:	Manager

		By:	/s/ Kirk Roloff
		Name:	Kirk Roloff
		Title:	Assistant Secretary

		By:	/s/ Stephen D. Stambaugh
		Name:	Stephen D. Stambaugh
		Title:	Assistant Secretary

BUYER:	BEHRINGER HARVARD MULTIFAMILY OP I LP, a Delaware limited partnership

	By:	BHMF, Inc., a Delaware corporation
	Its:	General Partner

		By:	/s/ Mark T. Alfieri
Mark T. Alfieri
Chief Operating Officer